                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities and Exchange
                                   Act of 1934


Date of Report (Date of earliest event reported)     May 21, 1997
                                                 ------------------------------



                         Franklin Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Tennessee                          33-27232-A                    62-1376024
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


230 Public Square, Franklin, Tennessee                           37064
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (615) 790-2265
                                                   ----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       On May 21, 1997, Franklin Financial Corporation (the "Company") dismissed its independent auditors, Heathcott & Mullaly, P.C., and on the same date engaged the firm of Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 1997. Heathcott & Mullaly P.C. has been retained to assist the Company in completion of its internal audit program. Each of these actions was approved by the Audit Committee of the Board of Directors of the Company.

       The report of Heathcott & Mullaly on the financial statements of the Company for the fiscal years ended December 31, 1996 and 1995 did not contain any adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the audit of the fiscal years ended December 31, 1996 and 1995, there were no disagreements with Heathcott & Mullaly on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Heathcott & Mullaly, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended December 31, 1996 and 1995, neither the Company nor any of its representatives sought the advice of Deloitte & Touche regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

       In connection with the audit of the fiscal years ended December 31, 1996 and 1995, Heathcott & Mullaly did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;
(iii) that there existed a need to expand significantly the scope of its audit, or that information had come to Heathcott & Mullaly's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Heathcott & Mullaly to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Heathcott & Mullaly's dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to Heathcott & Mullaly's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Heathcott & Mullaly's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Heathcott & Mullaly's dismissal, the issue has not be resolved to Heathcott & Mullaly's satisfaction prior to its dismissal.

       The Company has requested that Heathcott & Mullaly furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Heathcott & Mullaly's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits:

     16.1 Letter re: Change in Certifying Accountant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FRANKLIN FINANCIAL CORPORATION



                                             By:    /s/ Richard Herrington
                                                -------------------------------
                                                Richard Herrington, President

Dated: May 22, 1997
      ------------------------------

                                  EXHIBIT INDEX

Exhibit                                                          Sequential
Number                   Description of Exhibit                    Page No.
------                   ----------------------                    --------

16.1                Letter re: Change in Certifying
                    Accountant.